Exhibit 10.21

Amendment to Exclusive License Agreement

K2M, Inc. and Spinal, LLC

AMENDMENT

To

EXCLUSIVE LICENSE AGREEMENT

This Amendment to Exclusive License Agreement, entered into as of the 17th day of February, 2010 (“Amendment Effective Date”) by and between Spinal LLC (hereafter “Spinal”), a Florida Limited Liability Company, with its principal place of business located at 360 Tomahawk Drive, Maunee, Ohio 43537, and K2M, Inc., a Delaware Corporation and successor to K2M, LLC (hereafter “K2M”), with its principal place of business located at 751 Miller Drive, SE, Suite F1, Leesburg, Virginia 20175.

WHEREAS, Spinal and K2M are parties to an Exclusive License Agreement dated September 2, 2004 (the “Exclusive License Agreement”).

WHEREAS, Spinal is the owner of U.S. Patent Application Serial Number 10/618,689 (“Application Number 10/618,689”) and U.S. Patent 7,105,029 (the “’029 Patent”);

WHEREAS, Spinal and K2M desire to amend the Exclusive License Agreement to include Application Serial Number 10/618,689 and the ‘029 patent in the license granted to K2M;

WHEREAS K2M acknowledges that it currently sells a Royalty Bearing Device that is covered by at least one allowed claim of U.S. patent application Serial No. 10/618,689, now U.S. Patent 7,658,582, having an issue date of February 9th, 2010.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Exhibit A of the Exclusive License Agreement is hereby amended to read:

EXHIBIT A

PATENTS

U.S. Patent Registration Number 5,683,392, Entitled “Multiplanar Locking Mechanism for Bone Fixation”, issued November 4, 1997;

U.S. Patent Registration Number 6,413,258, Entitled “Rod to Rod Coupler”, issued July 2, 2002;

U.S. Patent Application Number 10/701,349, Entitled “Bone Fixation system with Low Profile Fastener”, filed November 3, 2008, issued as U.S. Patent 7,090,674 and submitted for reissue as U.S. Patent application Number 11/799,469;

Amendment to Exclusive License Agreement

K2M, Inc. and Spinal, LLC

U.S. Patent Application Number 10/618,689, Entitled “Precise Linear Fastener System and Method For Use” filed July 9, 2003;

U.S. Patent Registration Number 7,105,029, Entitled “Skeletal Fixation Device With Linear Connection”, issued September 12, 2006;

U.S. Patent Application Number 10/661,371, Entitled “Linear Fastener System and Method For Use” filed September 10, 2003; and

U.S. Patent Registration Number 7,335,201, Entitled “Polyaxial Bone Screw with Torqueless Fastening”, issued February 26, 2008; and

U.S. Patent Registration Number 7,118,303, Entitled “Internally Disposed Linear Fastener System”, issued October 10, 2006; and

U.S. Patent Registration Number 7,334,961, Entitled “Internally Disposed Linear Fastener System”, issued February 26, 2008; and

U.S. Patent Application Number 10/912,532, Entitled “Spinal Fixation Assembly” filed August 5, 2004; and

U.S. Patent Application Number 11/843,184, Entitled “Precise Linear Fastener System and Method For Use” filed August 22, 2007.

2.	SPINAL hereby represents and warrants that it is the sole owner of all interest in and to all patents and patent applications listed in Exhibit A, as amended, including but not limited to the ‘582 and the ‘029 Patent, and has the full and complete authority to grant to K2M the rights granted by this Amendment to Exclusive License Agreement.

3.	In all other respects, the Exclusive License Agreement shall remain unchanged.

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Amendment to Exclusive License Agreement

K2M, Inc. and Spinal, LLC

IN WITNESS WHEREOF, the parties have caused this Amendment to Exclusive License Agreement to be executed by their duly authorized officers.

SPINAL, LLC	K2M, Inc.

/s/ John E. Hammill Sr By:	/s/ Leslie E. Wood By:

John E. Hammill Sr	Leslie E. Wood
Printed Name:	Printed Name:

Pres.	Associate Counsel
Title, Duly Authorized	Title, Duly Authorized